UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – July 16, 2018

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrants’ telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the Third Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Oncor Electric Delivery Company LLC (“Oncor”), Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”), an indirect, wholly-owned subsidiary of Sempra Energy (“Sempra”), has the right to designate two directors to serve on Oncor’s Board of Directors (the “Board”). Effective July 16, 2018, Oncor Holdings removed Debra L. Reed from the Board and appointed Tania Ortiz to the Board as her successor pursuant to written direction from Sempra Texas Intermediate Holding Company LLC, the sole member of Oncor Holdings.

Ms. Ortiz, 48, currently serves as the Chief Development Officer of Infraestructura Energetica Nova, S.A.B. de C.V. (IEnova). Sempra indirectly owns 66.4% of IEnova. IEnova develops, builds and operates energy infrastructure in Mexico and is listed on the Mexican Stock Exchange. In her role at IEnova, Ms. Ortiz also serves as a manager or director of several IEnova subsidiaries. Prior to becoming IEnova’s Chief Development Officer in July 2014, Ms. Ortiz served as IEnova’s Vice-President for Business Development and External Affairs from 2009 to 2014, Director of Governmental and Regulatory Affairs from 2002 to 2009 and as IEnova’s General Manager from 2000 to 2002. Before joining IEnova in 2000, Ms. Ortiz worked at PMI Comercio Internacional, a subsidiary of PEMEX, in the role of Assistant Commercial Manager of Refined Products from 1994 to 1999. Currently, Ms. Ortiz is the Vice President of the World Energy Council, Mexico Chapter, having served on its board of directors since 2013. Since 2016 she has served as a member of the advisory board of the Mexico Energy Regulatory Commission. Ms. Ortiz is also a member of the board of directors of the Mexican Natural Gas Association (Asociación Mexicana de Gas Natural), which she joined in 2002, and previously served as its Chairman from 2015-2016 and Vice President from 2013-2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Don J. Clevenger
Name:	Don J. Clevenger
Title:	Senior Vice President and Chief Financial Officer

Dated: July 18, 2018